                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: February 08, 1999
                    Capita Equipment Receivables Trust 1996-1

  A New York                   Commission File                  I.R.S. Employer
  Corporation                   No. 333-08645                   No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Items. 5  Other
Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date: February 8, 1999 Payment Date: February 16, 1999 Collection Period: January 31, 1999




  I.    Information Regarding the Contracts

     1.  Contract Pool Principal Balance
         a.  Beginning of Collection Period                                                     $ 775,264,137.88
         b.  End of Collection Period                                                           $ 718,461,829.55
         c.  Reduction for Collection Period                                                    $  56,802,308.33
     2.  Delinquent Scheduled Payments
         a.  Beginning of Collection Period                                                     $  25,045,266.82
         b.  End of Collection Period                                                           $  26,512,607.80
     3.  Liquidated Contracts
         a.  Number of Liquidated Contracts
             with respect to Collection Period                                                               471
                                                                                                ----------------
         b.  Required Payoff Amounts of Liquidated Contracts                                    $   2,882,348.80
         c.  Total Reserve for Liquidation Expenses                                             $              -
         d.  Total Liquidation Proceeds Received (1)                                            $   1,643,930.30
         e.  Liquidation Proceeds Allocated to Owner Trust                                      $   1,079,627.33
         f.  Liquidation Proceeds Allocated to Depositor                                        $     564,302.97
         g.  Current Realized Losses                                                            $   1,802,721.47
     4.  Prepaid Contacts
         a.  Number of Prepaid Contracts with respect
             to Collection Period                                                                          1,494
                                                                                                ----------------
         b.  Required Payoff Amounts of Prepaid Contracts                                       $  13,392,555.82
     5.  Purchased Contracts (by TCC)
         a.  Number of Contracts Purchased by TCC with
             respect to Collection Period                                                                      0
         b.  Required Payoff Amounts of Purchased Contracts                                     $              -



     6.  Delinquency Status of Contracts (End of Collection Period)


                      ---------------------------------------------------------------------------------------------------
                                                                                                  % of Aggregate
                            Number of             % of             Aggregate Required             Required Payoff
                            Contracts           Contracts            Payoff Amounts                   Amounts
                      ---------------------------------------------------------------------------------------------------

 a.  Current               83,802               88.20%               $ 661,248,900.94                    88.76%
 b.  31-60 days            5,367                 5.65%               $  45,364,481.39                     6.09%
 c.  61-90 days            2,557                 2.69%               $  16,683,903.82                     2.24%
 d.  91-120 days           1,298                 1.37%               $   8,698,073.83                     1.17%
 e.  120+ days             1,986                 2.09%               $  12,979,077.37                     1.74%
 f.  Total                 95,010              100.00%               $ 744,974,437.35                   100.00%

     7.  Historical Delinquency Experience with Respect to Contracts


------------------------------------------------------------------------------------------------------------------------------------

                                 % of                         % of                          % of                        % of
                              Aggregate                     Aggregate                    Aggregate                   Aggregate
                           Required Payoff               Required Payoff              Required Payoff             Required Payoff
                               Amounts                       Amounts                      Amounts                     Amounts
    Collection
     Periods             31-60 Days Past Due           61-90 Days Past Due          91-120 Days Past Due         120+ Days Past Due
------------------------------------------------------------------------------------------------------------------------------------
     1/31/99                    6.09%                         2.24%                        1.17%                       1.74%
    12/31/98                    5.94%                         1.90%                        1.23%                       1.45%
    11/30/98                    6.15%                         1.94%                        0.92%                       1.30%
    10/31/98                    4.92%                         1.55%                        0.90%                       1.28%
     9/30/98                    4.39%                         1.47%                        0.91%                       1.24%
     8/31/98                    4.08%                         1.59%                        0.83%                       1.00%
     7/31/98                    4.04%                         1.42%                        0.82%                       1.17%
     6/30/98                    3.90%                         1.37%                        0.77%                       1.41%
     5/31/98                    4.46%                         1.51%                        0.80%                       1.41%
     4/30/98                    4.47%                         1.54%                        0.98%                       1.25%
     3/31/98                    3.85%                         1.61%                        0.98%                       1.12%
     2/28/98                    6.83%                         2.00%                        0.79%                       1.09%
     1/31/98                    4.39%                         1.21%                        0.65%                       0.94%
    12/31/97                    3.50%                         1.25%                        0.54%                       0.85%
    11/30/97                    2.78%                         0.42%                        0.24%                       0.16%
    10/31/97                    3.64%                         1.07%                        0.45%                       0.73%
     9/30/97                    3.21%                         0.95%                        0.48%                       0.82%
     8/31/97                    3.58%                         0.95%                        0.50%                       0.80%
     7/31/97                    3.11%                         0.90%                        0.53%                       0.78%
     6/30/97                    3.53%                         0.90%                        0.57%                       0.69%
     5/31/97                    3.06%                         0.99%                        0.58%                       0.63%
     4/30/97                    2.99%                         1.08%                        0.47%                       0.64%
     3/31/97                    3.73%                         0.96%                        0.46%                       0.61%
     2/28/97                    3.70%                         0.97%                        0.55%                       0.55%
     1/31/97                    3.27%                         0.97%                        0.49%                       0.40%
    12/31/96                    4.10%                         0.96%                        0.39%                       0.20%
    11/30/96                    3.49%                         0.83%                        0.34%                       0.00%
    10/31/96                    2.90%                         0.64%                        0.01%                       0.01%

     8.  Historical Loss Experience With Respect to Contracts

                                    -----------------------------------------------------------------------------------------------
                                          Collection         3 Collection      6 Collection Periods          Cumulative Since
                                            Period          Periods Ending            Ending                   Cut-off Date
                                          January-99          January-99            January-99
                                    -----------------------------------------------------------------------------------------------
a.  Number of Liquidated
    Contracts                                471                 1,328                2,925                       17,680
b.  Number of Liquidated
    Contracts as a Percentage
    of Initial Contracts                    0.168%              0.473%                1.042%                      6.300%
c.  Required Payoff Amounts of
    Liquidated Contracts                  2,882,349            8,592,222            18,194,293                 106,069,444
d.  Liquidation Proceeds Allocated
    to Owner Trust                        1,079,627            3,436,159            7,015,958                   24,391,477
e.  Aggregate Current Realized
    Losses                                1,802,721            5,156,063            11,178,335                  81,677,967
f.  Aggregate Current Realized
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance                       0.057%              0.162%                0.351%                      2.564%

 II.   Information Regarding the Securities

     1.  Summary of Balance Information

    --------------------------------------------------------------------------------------------------------------------------------

                                          Principal Balance as of     Class Factor as of   Principal Balance as   Class Factor as of
        Class               Coupon           February 16, 1999        February 16, 1999    of January 15, 1999     January 15, 1999
                             Rate              Payment Date              Payment Date          Payment Date          Payment Date

    --------------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes        5.6000%                 $0.00                   0.00000                $0.00                0.00000
b.  Class A-2 Notes        5.9500%                 $0.00                   0.00000                $0.00                0.00000
c.  Class A-3 Notes        6.1100%            $70,595,108.35               0.10712           $125,930,075.70           0.19109
d.  Class A-4 Notes        6.2800%            $400,220,000.00              1.00000           $400,220,000.00           1.00000
e.  Class B Notes          6.5700%            $178,500,000.00              1.00000           $178,500,000.00           1.00000
f.  Equity Certificates    6.7500%            $95,659,329.00               0.75021            $95,659,329.00           0.75021
g.  Total                    N.A.             $744,974,437.35              0.23388           $800,309,404.70           0.25126


     Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $744,974,437.35 and the CCA Balance is $83,989,554.17.


     2.  Monthly Principal Amount
         a.  Principal Balance of Notes and Equity Certificates
             (End of Prior Collection Period)                                           $    800,309,404.70
         b.  Contract Pool Principal Balance (End of Collection Period)                 $    718,461,829.55
         c.  Monthly Principal Amount                                                   $     81,847,575.15
     3.  Gross Collections
         a.  Scheduled Payments Received                                                $     44,702,829.58
         b.  Liquidation Proceeds Allocated to Owner Trust                              $      1,079,627.33
         c.  Required Payoff Amounts of Prepaid Contracts                               $     13,392,555.82
         d.  Required Payoff Amounts of Purchased Contracts                             $                 -
         e.  Proceeds of Clean-up Call                                                  $                 -
         f.  Investment Earnings on Collection Account and Note Distribution Account    $        160,150.85
         g.  Extension Fees Allocated to Owner Trust                                    $          4,699.01
         h.  Total Gross Collections (sum of (a) through (g))                           $     59,339,862.59
     4.  Determination of Available Funds
         a.  Total Gross Collections                                                    $     59,339,862.59
         b.  Withdrawal from Cash Collateral Account                                    $      1,053,721.43
         c.  Total Available Funds                                                      $     60,393,584.02

     5.  Application of Available Funds

-------------------------------------------------------------------------------------------------------
                   Item                 Amount                 Remaining Available Funds
-------------------------------------------------------------------------------------------------------
a.  Total Available Funds                                                $ 60,393,584.02
b.  Servicing Fee                       $   807,566.81                   $ 59,586,017.21
c.  Interest on Notes:
    i)   Class A-1 Notes                $            -                   $ 59,586,017.21
    ii)  Class A-2 Notes                $            -                   $ 59,586,017.21
    iii) Class A-3 Notes                $   641,193.97                   $ 58,944,823.25
    iv)  Class A-4 Notes                $ 2,094,484.67                   $ 56,850,338.58
    v)   Class B Notes                  $   977,287.50                   $ 55,873,051.08
d.  Interest on Equity                  $   538,083.73                   $ 55,334,967.35
    Certificates
e.  Principal of Notes and
    Equity Certificates:
    i)   Class A-1 Notes                $            -                   $ 55,334,967.35
    ii)  Class A-2 Notes                $            -                   $ 55,334,967.35
    iii) Class A-3 Notes                $55,334,967.35                   $          0.00
    iv)  Class A-4 Notes                $         0.00                   $             -
    v)   Class B Notes                  $            -                   $             -
    vi)  Equity Certificates            $            -                   $             -
f.  Deposit to Cash                     $            -                   $             -
    Collateral Account
g.  Amount to be applied in             $            -                   $             -
    accordance with CCA
    Loan Agreement
h.  Balance, if any, to Equity          $            -                   $             -
    Certificates

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    --------------------------------------------------------------------------------------------------------
                                                                                February 16, 1999
                       Item                                                        Payment Date
    --------------------------------------------------------------------------------------------------------
    a.  Available Cash Collateral Amount (Beginning)                              $ 87,066,397.85
    b.  Deposits to Cash Collateral Account                                       $             -
    c.  Withdrawals from Cash Collateral Account                                  $  1,053,721.43
    d.  Releases of Cash Collateral Account Surplus                               $  2,023,122.25
        (Excess, if any of (a) plus (b) minus (c) over (f))
    e.  Available Cash Collateral Amount (End)                                    $ 83,989,554.17
        (Sum of (a) plus (b) minus (c) minus (d))
    f.  Requisite Cash Collateral Amount                                          $ 83,989,554.17
    g.  Cash Collateral Account Shortfall                                         $             -
        (Excess, if any, of (f) over (e))
2.      Calculation of Requisite Cash Collateral Amount
    a.  For Payment Dates from, and including, the
        November 1996 Payment Date to,
        and including, the October 1997 Payment Date
        1) Initial Cash Collateral Amount                                         $ 207,040,000.00
    b.  For Payment Dates from, and including, the
        November 1997 Payment Date until
         the Final Payment Date, the sum of
        1) 8% of the Contract Pool Principal Balance                              $  57,476,946.36
        2) The Aggregate Principal Balance of the Notes                           $  26,512,607.80
         and the Equity Certificate Balance less the
         Contract Pool Principal Balance
        3) Total ((1) plus (2))                                                   $  83,989,554.17


    c.  Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
        Balance ($63,704,600); and                                                $  63,704,600.00
        2) the Aggregate Principal Balance of the Notes
        and the Equity Certificate Balance
    d.  Requisite Cash Collateral Amount                                          $  83,989,554.17
3.      Calculation of Cash Collateral Account Withdrawals
    a.  Interest Shortfalls                                                       $              -
    b.  Principal Deficiency Amount                                               $   1,053,721.43
    c.  Principal Payable at Stated Maturity Date of
        Class of Notes or Equity Certificates                                     $              -
    d.  Total Cash Collateral Account Withdrawals                                 $   1,053,721.43


 IV.    Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------------------------------
           Distribution                     Class A-1              Class A-2                 Class A-3
             Amounts                          Notes                  Notes                      Notes
-----------------------------------------------------------------------------------------------------------------------
1. Interest Due                                 $ -                    $ -              $    641,193.97
2. Interest Paid                                $ -                    $ -              $    641,193.97
3. Interest Shortfall                           $ -                    $ -              $             -
   ((1) minus (2))
4. Principal Paid                               $ -                    $ -              $ 55,334,967.35
5. Total Distribution Amount                    $ -                    $ -              $ 55,976,161.32
   ((2) plus (4))



 -----------------------------------------------------------------------------------------------------------------------------------
            Distribution             Class A-4                     Class B                   Equity
              Amounts                  Notes                        Notes                 Certificates                   Totals
 -----------------------------------------------------------------------------------------------------------------------------------
 1. Interest Due                       $ 2,094,484.67               $ 977,287.50          $ 538,083.73            $  4,251,049.86
 2. Interest Paid                      $ 2,094,484.67               $ 977,287.50          $ 538,083.73            $  4,251,049.86
 3. Interest Shortfall                 $            -               $          -          $          -            $             -
    ((1) minus (2))
 4. Principal Paid                     $         0.00               $          -          $          -            $ 55,334,967.35
 5. Total Distribution Amount          $ 2,094,484.67               $ 977,287.50          $ 538,083.73            $ 59,586,017.21
    ((2) plus (4))


  V.      Information Regarding Other Pool Characteristics

         --------------------------------------------------------------------------------------------------------
                                                        As of End of                    As of End of
                            Item                         January-99                      December-98
                                                     Collection Period                Collection Period
         --------------------------------------------------------------------------------------------------------
     1.  Original Contract Characteristics                280,634                           N.A.
         a.  Original Number of Contracts              3,185,229,329                        N.A.
         b.  Cut-Off Date Contract Pool
             Principal Balance                          38.6 months                         N.A.
         c.  Original Weighted Average
              Remaining Term                            56.1 months                         N.A.
         d.  Weighted Average
             Original Term
     2.  Current Contract Characteristics                  95,010                          100,220
         a.  Number of Contracts                           7,562                            7,736
         b.  Average Contract
             Principal Balance                              24.4                            24.9
         c.  Weighted Average
              Remaining Term

 VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule



         --------------------------------------------------------------------
                                                        Since Issue
           Period                                           CPR
         --------------------------------------------------------------------
          0                Oct-96
          1                Nov-96                         10.866%
          2                Dec-96                          7.964%
          3                Jan-97                          8.606%
          4                Feb-97                          8.254%
          5                Mar-97                          7.615%
          6                Apr-97                          7.211%
          7                May-97                          8.268%
          8                Jun-97                          7.752%
          9                Jul-97                          7.784%
         10                Aug-97                          7.781%
         11                Sep-97                          7.506%
         12                Oct-97                          7.348%
         13                Nov-97                          7.346%
         14                Dec-97                          6.629%
         15                Jan-98                          6.741%
         16                Feb-98                          7.251%
         17                Mar-98                          6.870%
         18                Apr-98                          7.200%
         19                May-98                          7.072%
         20                Jun-98                          6.870%
         21                Jul-98                          7.232%
         22                Aug-98                          7.327%
         23                Sep-98                          7.253%
         24                Oct-98                          7.147%
         25                Nov-98                          7.198%
         26                Dec-98                          7.079%
         27                Jan-99                          7.208%
         28                Feb-99                          7.415%

 VII. Purchased, Liquidated and Paid Contracts
         A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on February 16, 1999


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Thomas G. Adams
                                -----------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting